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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2002

                      CONSECO FINANCE SECURITIZATIONS CORP.
                                  as Seller of
                  Conseco Finance Home Equity Loan Trust 2002-A
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  333-48222-01
       Delaware                   333-92313-01                   41-2018457
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(State or other jurisdiction      (Commission                  (IRS employer
      of incorporation)           file number)               identification No.)

   300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (651) 293-3400
                                                          ----------------

                                 Not Applicable
   -------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant.
         --------------------------------

                    Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                    Not applicable.

Item 3.  Bankruptcy or Receivership.
         --------------------------

                    Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

                    Not applicable.

Item 5.  Other Events.
         ------------

                    On February 6, 2002, the Registrant issued $600,000,000 in aggregate principal amount of Loan-Backed Notes. The Class A, Class M and Class B-1 certificates were sold pursuant to a prospectus supplement, dated January 31, 2002, to a prospectus dated January 31, 2002.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

                    Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

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                  (c)      Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                           Exhibit No.       Description
                           -----------       -----------

                               4.1 Pooling and Servicing Agreement between Conseco Finance Corp., as Seller, Conseco Finance Corp. as Originator and Servicer, and U.S. Bank National Association, as
                                             Trustee, dated as of January 1,
                                             2002, relating to Certificates for
                                             Home Equity Loans Series 2002-A.

                               4.2 Transfer Agreement between Conseco Finance Corp., as Seller, and
                                             Conseco Finance Securitizations
                                             Corp., as Purchaser, dated as of
                                             January 1, 2002.

                               5.1           Opinion of Dorsey & Whitney LLP as
                                             to legality.

                               8.1 Tax opinion of Dorsey & Whitney LLP relating to tax matters.

                                       3

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONSECO FINANCE SECURITIZATIONS CORP.

                                           By:  /s/ Timothy R. Jacobson
                                              ----------------------------------
                                                  Timothy R. Jacobson
                                                  Vice President and Assistant
                                                  Treasurer

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